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                                                                    EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The undersigned, John P. Wilmers, Chief Executive Officer of Ballantyne of Omaha, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report").

     The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this certification as of the 28th day of March 2003.

/s/ John P. Wilmers
----------------------
John P. Wilmers
Chief Executive Officer


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CERTIFICATION OF CHIEF FINANCIAL OFFICER
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The undersigned, Brad French, Chief Financial Officer, Ballantyne of
Omaha, Inc., (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report").

     The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this certification as of the 28th day of March 2003.

/s/ Brad French
----------------------
Brad French
Chief Financial Officer